UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

SEMLER SCIENTIFIC, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SEMLER SCIENTIFIC, INC.
2340-2348 Walsh Avenue, Suite 2344
Santa Clara, CA 95051
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On October 20, 2022
Dear Stockholder:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Semler Scientific, Inc., a Delaware corporation (the “Company”) to be held on Thursday, October 20, 2022 at 9:00 a.m. Pacific Daylight Time. Due to continuing public health concerns regarding the global coronavirus pandemic (COVID-19) and to protect the health and well-being of our stockholders and employees, the Annual Meeting will be held virtually at a unique link received after registering at http://www.viewproxy.com/Semler/2022/htype.asp for the following purposes:
1.
To elect Wayne T. Pan as a Class I director to hold office until the 2025 annual meeting of stockholders and until his respective successor is duly elected and qualified or until his earlier resignation, death or removal;

2.
To approve, on an advisory vote, the compensation of our named executive officers;

3.
To ratify the selection by the audit committee of the board of directors of BDO USA, LLP as the independent registered public accounting firm of the Company for its year ending December 31, 2022; and

4.
To conduct any other business properly brought before the annual meeting or any adjournments or postponements of the annual meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.
YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES AND IN FAVOR OF THE OTHER PROPOSALS OUTLINED IN THE ACCOMPANYING PROXY STATEMENT.
The record date for the annual meeting is September 2, 2022. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment or postponement thereof. At the time and date of the annual meeting, stockholders will be able to inspect a list of stockholders of record for any purpose germane to the annual meeting. Stockholders may also request to view a list of stockholders of record for ten days prior to the annual meeting by sending an email to secretary@semlerscientific.com.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on October 20, 2022 at 9:00 a.m. Pacific Daylight Time virtually at a unique link received after registering at http://www.viewproxy.com/Semler/2022/htype.asp

The proxy statement and annual report to stockholders are available at http://www.viewproxy.com/Semler/2022
By Order of the Board of Directors
/s/ Douglas Murphy-Chutorian

Douglas Murphy-Chutorian
Corporate Secretary
Santa Clara, California
September 9, 2022
You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting virtually, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote during the meeting if you attend the virtual meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

SEMLER SCIENTIFIC, INC.
2340-2348 Walsh Avenue, Suite 2344
Santa Clara, CA 95051
PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 20, 2022
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
WHY AM I RECEIVING THESE MATERIALS?
We have sent you these proxy materials because the board of directors of Semler Scientific, Inc. (sometimes referred to as the “Company” or “Semler”) is soliciting your proxy to vote at the 2022 Annual Meeting of Stockholders, including at any adjournments or postponements of the annual meeting. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.
We intend to mail these proxy materials on or about September 9, 2022 to all stockholders of record entitled to vote at the annual meeting.
HOW DO I ATTEND THE ANNUAL MEETING?
The meeting will be held on Thursday, October 20, 2022 at 9:00 a.m. Pacific Daylight Time in a virtual meeting format only, live via the internet and can be accessed via a unique link received after registering at http://www.viewproxy.com/Semler/2022/htype.asp. We encourage you to access the meeting prior to the start time. Both stockholders of record and beneficial owners will need to register to be able to attend the annual meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the annual meeting by following the instructions below:
If you are a stockholder of record, you must:
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Register at http://www.viewproxy.com/Semler/2022/htype.asp by 11:59 p.m. Eastern Daylight Time on October 17, 2022. You will need to click “Registration for Registered Holders” and enter your name, phone number, mailing address, email address and indicate if you plan to vote at the annual meeting as part of the registration, following which, you will receive an email confirming your registration and a unique link to attend the annual meeting. Two days prior to the annual meeting, you will receive the password you will need in order to attend the annual meeting.

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On the day of the annual meeting, if you have properly registered, you can access the annual meeting by clicking on the unique link received via your email confirmation and enter the password emailed to you two days prior to the meeting. You will need the virtual control number assigned to you in order to vote your shares. You can find your virtual control number on your proxy card.

If you are a beneficial owner, you must:
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Obtain a valid proxy from your broker, bank or other agent.

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Register at http://www.viewproxy.com/Semler/2022/htype.asp by 11:59 p.m. Eastern Daylight Time on October 17, 2022. You will need to click “Registration for Beneficial Holders” and enter your name, phone number, mailing address, email address and indicate if you plan to vote at the annual meeting. If you plan to vote your shares at the annual meeting, you will also need to provide a copy of your legal proxy that you obtain from your bank or broker (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com) as part of the registration. If you plan to attend the annual meeting but not vote your shares, you will need to demonstrate proof of ownership by providing a copy of your legal proxy, a copy of your voter instruction form, proxy card or current broker statement (which may be uploaded to the registration website or sent via email to

VirtualMeeting@viewproxy.com). After completing your registration, you will receive an email confirming your registration and a unique link to attend the annual meeting. Two days prior to the annual meeting, you will receive the password you will need in order to attend the annual meeting.
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On the day of the annual meeting, if you have properly registered, you can access the annual meeting by clicking on the unique link received via your email confirmation and enter the password emailed to you two days prior to the meeting. You will need the virtual control number emailed to you following your registration in order to vote your shares.

Further instructions on how to attend the annual meeting via live audio webcast, including how to vote your shares electronically at the annual meeting, are posted on http://www.viewproxy.com/Semler/2022/htype.asp under “2022 Annual Meeting FAQ’s.”
WHAT IF I HAVE TECHNICAL DIFFICULTIES DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING?
If you encounter any difficulties accessing the virtual meeting, please email VirtualMeeting@viewproxy.com.
The platform we are using for the live audio webcast for the annual meeting will require a software installation or the ability to run a temporary application in order for you to join the live audio webcast for the annual meeting.
WHO CAN VOTE AT THE ANNUAL MEETING?
Only stockholders of record at the close of business on September 2, 2022 will be entitled to vote at the annual meeting. On this record date, there were 6,800,575 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on September 2, 2022 your shares were registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the virtual meeting or vote by proxy. Whether or not you plan to attend the virtual meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on September 2, 2022 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, because you are not the stockholder of record, you may not vote your shares at the virtual meeting unless you request and obtain a valid proxy from your broker or other agent.
WHAT AM I VOTING ON?
There are three matters scheduled for a vote:
1.
Election of Wayne T. Pan as a Class I director to hold office until the 2025 annual meeting of stockholders and until his respective successor is duly elected and qualified or until his earlier resignation, death or removal;

2.
Approval on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement; and

3.
Ratification of selection by the audit committee of the board of directors of BDO USA, LLP as independent registered public accounting firm of the Company for its year ending December 31, 2022.

WHAT IF ANOTHER MATTER IS PROPERLY BROUGHT BEFORE THE MEETING?
The board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
HOW DO I VOTE?
You may either vote “For” the nominees to the board of directors or you may “Withhold” your vote for the nominees. For the other matter to be voted on, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote at the annual meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy through the internet. Whether or not you plan to attend the virtual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote during the meeting even if you have already voted by proxy.
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To vote during the virtual meeting, follow the instructions above under “How do I attend the annual meeting?” join the annual meeting via the unique link received after registering at http://www.viewproxy.com/Semler/2022/htype.asp and follow the instructions posted there. Please have your virtual control number available.

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To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

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To vote over the telephone, dial toll-free 1-866-804-9616 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Company number and control number from the enclosed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Daylight Time on October 19, 2022 to be counted.

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To vote through the internet, go to www.AALvote.com/SMLR to complete an electronic proxy card. You will be asked to provide the Company number and control number from the enclosed proxy card. Your internet vote must be received by 11:59 p.m. Eastern Daylight Time on October 19, 2022 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote at the virtual annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.
Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

HOW MANY VOTES DO I HAVE?
On each matter to be voted upon, you have one vote for each share of common stock you own as of September 2, 2022.
WHAT HAPPENS IF I DO NOT VOTE?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or during the virtual annual meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposals 1 or 2 without your instructions, but may vote your shares on Proposal 3 even in the absence of your instruction.
WHAT IF I RETURN A PROXY CARD OR OTHERWISE VOTE BUT DO NOT MAKE SPECIFIC CHOICES?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the nominees for director, “For” the advisory vote on executive compensation, and “For” the ratification of the selection of BDO USA LLP as independent registered public accounting firm of the Company for its year ending December 31, 2022. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.
WHO IS PAYING FOR THIS PROXY SOLICITATION?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE SET OF PROXY MATERIALS?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.
CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
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You may submit another properly completed proxy card with a later date.

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You may grant a subsequent proxy by telephone or through the internet.

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You may send a timely written notice that you are revoking your proxy to the Company’s Corporate Secretary at 2340-2348 Walsh Avenue, Suite 2344, Santa Clara, California 95051.

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You may attend the annual meeting and vote via live webcast. Simply attending the virtual annual meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
WHEN ARE STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS DUE FOR NEXT YEAR’S ANNUAL MEETING?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by May 12, 2023 to our Corporate Secretary; 2340-2348 Walsh Avenue, Suite 2344, Santa Clara, California 95051. If you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials, you must do so between June 22, 2023 and July 22, 2023.
HOW ARE VOTES COUNTED?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count: for Proposal 1 (election of directors), votes “For,” “Withhold” and broker non-votes; and for Proposals 2 and 3, votes “For,” “Against,” abstentions and broker non-votes. Abstentions and broker non-votes have no effect on any of the Proposals.
WHAT ARE “BROKER NON-VOTES”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”
HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.
Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non- Votes
1	Election of Class I director	Nominee receiving the most “For” votes	None	None
2	Advisory vote on executive compensation	Majority of votes cast “For”	None	None
3	Ratification of BDO USA, LLP as Independent Registered Public Accounting Firm for Fiscal 2022	Majority of votes cast “For”	None	None
WHAT IS THE QUORUM REQUIREMENT?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the virtual meeting or represented by proxy. On the record date, there were 6,800,575 shares outstanding and entitled to vote. Thus, the holders of 3,400,288 shares must be present or represented by proxy at the virtual meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the virtual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting may adjourn the annual meeting to another date.
HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?
Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
WHAT PROXY MATERIALS ARE AVAILABLE ON THE INTERNET?
This proxy statement, the proxy card and the annual report to stockholders are available at http://www.viewproxy.com/Semler/2022.

PROPOSAL 1
ELECTION OF DIRECTORS
The Company’s board of directors is currently divided into three classes and each class has a three-year term. The director to be elected and qualified will hold office until the annual meeting of stockholders in 2025 and until his respective successor is elected, or, if sooner, until the director’s death, resignation or removal. Vacancies on the board of directors may be filled by persons elected by a majority of the directors then in office, although less than a quorum. A director elected by the board of directors to fill a vacancy in a class shall serve the full term of that class, and until such director’s successor has been elected and qualified.
The board of directors presently has five members. The nominee listed below is currently a Class I director of the Company and has been selected by the board of directors as the nominee in accordance with the recommendation of the nominating committee. Dr. Pan was previously elected by the stockholders. The board currently has one Class I director, two Class II directors and two Class III directors. The Company does not have a formal policy regarding director or director nominee attendance at the annual meeting.
Directors are elected by a plurality of the votes of the holders of shares present via live webcast or represented by proxy and entitled to vote on the election of directors. Accordingly, the nominee needs to receive the highest number of affirmative votes to be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. If either nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by the Company. The person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that the nominee will be unable to serve.
NOMINEE
The following is brief biography of the nominee for Class I director and a discussion of the specific experience, qualifications, attributes or skills of the nominee that led the nominating committee to recommend this person as nominee for Class I director, as of the date of this proxy statement.
The nominating committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the committee has identified and evaluated nominees in the broader context of the board of directors’ overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the committee views as critical to effective functioning of the board of directors. The brief biography below includes information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of the director or nominee that led the committee to believe that that nominee should continue to serve on the board of directors.
NAME	AGE	PRINCIPAL OCCUPATION/ POSITION HELD WITH THE COMPANY
Wayne T. Pan, M.D., Ph.D.	59	Class I director
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF THE NOMINEES.
Wayne T. Pan, M.D., Ph.D., MBA — Dr. Wayne T. Pan has served as a member of our board of directors since May 2014. Dr. Pan has over 20 years of broad healthcare industry experience from clinical medicine, to managed care, health information technology and biotechnology. Dr. Pan is currently medical director at Banner Health, Insurance Division, responsible for all of Banner’s Medicare Programs, including HMO, PPO and D-SNP. Prior to Banner, from June 2021 to May 2022, he was co-founder and chief medical officer of Salusive, Inc., a technology-enabled healthcare services company, based in Emeryville, CA, providing chronic care management and remote patient monitoring services to help physicians manage older adults with chronic conditions, leveraging a proprietary NLP/AI platform that enhances the effectiveness of clinical coaches in real-time as they connect with their patients. From May 2018 to June 2021, he was employed by BioMarin Pharmaceutical Inc., a biotechnology company based in Novato, CA, initially as a medical director in Global Medical Affairs, functioning as the Global Medical Lead for products in development and marketed products treating the mucopolysaccharidoses (MPS) diseases, Morquio A (MPS IVA), Maroteaux-Lamy (MPS VI) and Sanfilippo B (MPS IIIB) syndromes. In January 2021 he moved to the Product Portfolio Development organization as a director, core team leader supporting the PKU gene therapy program. He is also a part-time medical director at San Francisco Health Plan, since May 2014, responsible for utilization management, appeals and grievances and quality improvement programs. From April 2016 to February 2018, he was a medical director in Quality of Care and Health Economics and Outcomes Research, US Medical Affairs at Genentech, Inc., a biotechnology company based in South San Francisco. From April 2015 to April 2016, Dr. Pan served as the chief medical officer at Applied Research Works, a healthcare software technology company based in Palo Alto, offering health plans and integrated delivery systems, a cloud-based platform providing timely, actionable clinical data to providers at the point of care. From October 2014 to April 2015, Dr. Pan served as medical director in the technology group of Clover Health Labs, a start-up integrated healthcare delivery system based on the East Coast that includes a hospital system, a medical group and affiliated independent physicians, and a Medicare and Medicaid health plan. From June 2014 to April 2015 he served as the chief medical officer at Santa Clara County IPA (SCCIPA), a large independent physician association in Santa Clara County, California with 800 multi-specialty physicians with 80,000 covered lives in commercial (HMO/ACO) and Medicare Advantage (HMO/ACO) programs. From August 2012 to May 2014 Dr. Pan served as chief medical officer at Thrasys, Inc., a global healthcare technology company that provides a cloud-based platform upon which healthcare delivery systems and provider organizations can build high quality, person-centered accountable care communities. Between October 2010 and July 2012, Dr. Pan was concurrently the chief medical informatics officer for Health Access Solutions, a health care software development company and chief medical officer of Pacific Partners Management Services, Inc., a medical management services company serving medical groups in northern California with over 50,000 covered lives. Prior to that, between September 2009 and February 2010, he served as chief medical officer for Affinity Medical Solutions, LLC, a medical management services organization serving independent physicians association clients and managing commercial and Medicare Advantage members. Dr. Pan has also served as chief medical officer between June 2008 and August 2009 for Alameda Alliance for Health, a local initiative health plan with Medicaid, Medicare Advantage Dual Eligible SNP and IHSS plans, and as an advisory chief medical officer at a data analytics start-up focused on big data issues in healthcare in 2007-2008. Dr. Pan holds an M.B.A. from The Wharton School, University of Pennsylvania and an M.D. and Ph.D. from the Mt. Sinai School of Medicine, and a B.S. in Biology from Johns Hopkins University. We believe Dr. Pan’s extensive healthcare-related business experience qualifies him to be a director of our company.
DIRECTORS CONTINUING IN OFFICE UNTIL THE 2023 (CLASS II) AND 2024 (CLASS III) ANNUAL MEETINGS
Name	Age	Principal Occupation/ Position Held With the Company, Class
Arthur “Abbie” Leibowitz, M.D., F.A.A.P.	75	Class II director
Cindy H. Moon	45	Class II director
Daniel S. Messina	66	Class III director
Douglas Murphy-Chutorian, M.D.	68	Class III director
Arthur “Abbie” Leibowitz, M.D., F.A.A.P., — Dr. Arthur “Abbie” Leibowitz has served as a member of our board of directors since June 2014. Dr. Leibowitz has over 50 years of experience in healthcare, with more than 35 years in leading positions with several healthcare companies. Dr. Leibowitz is the chief medical officer and president emeritus at Health Advocate, Inc., a health advocacy and assistance company he co-founded in 2000 that provides support and helps consumers navigate the healthcare system. In June 2014, Health Advocate, Inc. became a wholly owned subsidiary of the West Corporation. West Corporation was in turn acquired and taken private by Apollo Global Management, LLC in October 2017. In July, 2021, Teleperformance (TEP.PA), a global leader in digitally integrated business solutions acquired Health Advocate. Health Advocate Inc.’s clients include more than 12,000 small, medium, and large sized companies, not-for-profit organizations and associations, schools, colleges and universities, unions, health plans, and third-party administrators across the United States. Prior to his role at Health Advocate, Inc., Dr. Leibowitz served as executive vice president of digital health strategies and a member of the board of directors at Medicologic, Inc., where he was responsible for developing healthcare data, information services and strategies targeted at users of the company’s electronic medical record system, as well as data customers including payors, pharmaceutical companies, employers, regulatory and government agencies. Dr. Leibowitz served as vice president, medical delivery systems and chief medical officer at Aetna U.S. Healthcare, from 1996 to 2000, where he directed medical affairs and policies for one of the largest health benefits companies in the nation. In this role he was responsible for clinical policy development, technology assessment, patient management activities, and quality improvement programs. From 1993 to 1996, Dr. Leibowitz was the vice president, health delivery, corporate medical director at U.S. Healthcare, where he coordinated the expansion of medical programs regionally into eight new markets. Dr. Leibowitz had also served as vice president, health delivery, and a network medical director at U.S. Healthcare, from 1987 to 1993. From 1975 to 1987, Dr. Leibowitz was the senior physician at Drexel Hill Pediatric Associates, where he established seven physician pediatric group practice serving a large and diverse urban/suburban patient population. Dr. Leibowitz has authored many articles in the medical literature and has made numerous media appearances. Dr. Leibowitz received both his B.A. and M.D. degrees from Temple University. We believe Dr. Leibowitz’s extensive background, experience and knowledge of the healthcare industry qualify him to be a director of our company.
Cindy Moon — Cindy Moon has served as a member of our board of directors since November 2020. Ms. Moon, a D.C.-based, healthcare payment policy expert, is vice president of Health Care Payment and Delivery Reform with Hart Health Strategies Inc., a bipartisan consulting and lobbying firm specializing in legislative and regulatory health care issues. Prior to joining Hart Health Strategies Inc., Ms. Moon worked at the White House Office of Management and Budget (OMB) where she advised on policy solutions affecting the Medicare program. In this role, Ms. Moon collaborated with federal stakeholders across the Executive Office of the President, the Department of Health and Human Services Office of the Secretary, and the Centers for Medicare and Medicaid Services (CMS) to oversee implementation of major payment and programmatic changes to the Medicare program. Prior to joining OMB, Ms. Moon held successively increasing leadership positions within the Health Plan of San Mateo, a quasi-public health plan offering publicly-sponsored health coverage for qualifying residents of San Mateo County, California. Ms. Moon earned her Master of Public Policy and Master of Public Health from the University of California at Berkeley and her Bachelor of Arts from Harvard University. We believe Ms. Moon’s extensive experience in shaping federal healthcare policy and promoting high-value care qualifies her to be a director of our company.
Daniel S. Messina — Daniel S. Messina has served as a member of our board of directors since August 2020. Mr. Messina has nearly 40 years of broad business experience as both a healthcare system professional and a technology solutions entrepreneur. Mr. Messina is the co-founder of HandsFree Health, the creator of WellBe®, the premier voice enabled virtual health assistant platform designed to help individuals access their health and wellness resources from home. Prior to co-founding HandsFree Health in 2016, he was a partner of West Corporation’s health advocate division for ten years, and he concluded his time there as co-president. From 2002 to 2006, Mr. Messina was the president of Rendina Healthcare Real Estate. Before that, from 2000 to 2002, Mr. Messina served as chief executive officer and president of Magellan Health and from 1998 to 2000 as the chief financial officer and head of business strategy of Aetna Health. For the decade prior to that, he was vice president of Financial Reporting at Cigna Corporation. Mr. Messina began his career as a certified public accountant at Deloitte. Mr. Messina earned a Bachelor of Science in accounting from the University of Notre Dame. We believe Mr. Messina’s extensive experience in virtual health and healthcare systems qualifies him to be a director of our company.
Douglas Murphy-Chutorian, M.D. — Dr. Douglas Murphy-Chutorian has served as a member of our board of directors since September 2012 and as our chief executive officer since October 31, 2012. Dr. Murphy-Chutorian has had broad, diverse career experience in healthcare over the past 30 years, stretching from clinician, academician, inventor, entrepreneur, chief executive officer, chairman of the board, and consultant to financial firms. From 2005 to 2012, he was managing director of Select Healthcare Capital, LLC. Dr. Murphy-Chutorian is a named inventor on more than 30 patents, and has guided more than 50 products through various regulatory approval processes. His business career has included extensive involvement in all facets of the medical industry from financial, research and development, manufacturing, marketing and sales, regulatory, reimbursement, and clinical trials. His breadth of healthcare experience includes all major sectors of the industry: medical devices, health services, pharmaceuticals, biotechnology and managed care. He received his B.A. and M.D. from Columbia University. He completed his internal medicine residency at New York University/Bellevue Medical Center and his fellowship in cardiology at Stanford University Medical Center. He has served as a faculty member in interventional cardiology at both Stanford and Montefiore Medical Center. Dr. Murphy-Chutorian’s experience as a cardiologist, inventor and executive, in particular serving as our chief executive officer, qualify him to be a director of our company.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
INDEPENDENCE OF THE BOARD OF DIRECTORS
As required under the Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board consults with the company’s outside counsel to ensure that the board of directors’ determinations is consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the company, its senior management and its independent auditors, the board of directors has affirmatively determined that the following four directors are independent directors within the meaning of the applicable Nasdaq listing standards: Dr. Leibowitz, Mr. Messina, Ms. Moon, and Dr. Pan. In making this determination, the board of directors found that none of these directors had a material or other disqualifying relationship with the company.
In making such determinations, our board of directors considered the relationships that each such director has with our company, including the relationships and transactions described in the section of this proxy captioned “Transactions with Related Persons,” and all other facts and circumstances that our board of directors deemed relevant in determining his independence, including the beneficial ownership of our capital stock by each director.
BOARD LEADERSHIP STRUCTURE
Our board currently has no chairman. The chief executive officer, who is also a director, is responsible for leading our management, employees and operations. Our nominating committee, and board, believe that its small size and collaborative nature of the remaining members on oversight of the execution of the business plans and strategy of our company are such, that a designated individual responsible solely for board leadership is not required at this time. Our board believes that the current leadership structure is efficient for a company of our size, and promotes good corporate governance. However, our board will continue to evaluate its leadership structure and may change it, if, in the opinion of the nominating committee and/or board of directors, a change is required by the needs of our business and operations.
BOARD DIVERSITY
We comply with Nasdaq Rule 5605 by having two diverse directors (40%), including two from underrepresented minorities. As required by Nasdaq Rule 5606 as approved by the SEC in August 2021, we are providing additional information about the gender and demographic diversity of our directors in the format required by such rule. The information in the matrix below is based solely on information provided by our directors about their gender and demographic self-identification.

Board Diversity Matrix (As of September 9, 2022)
Total Number of Directors
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian	1	1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		3
Two or More Races or Ethnicities
LGBTQ+	1
Did Not Disclose Demographic Background
ROLE OF THE BOARD IN RISK OVERSIGHT
One of the board’s key functions is informed oversight of the company’s risk management process. The board does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through various board standing committees that address risks inherent in their respective areas of oversight. In particular, our board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the company. Our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements, in addition to having responsibility for the oversight of the performance of the company’s internal audit function at the time it is established. Our nominating committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Typically, the applicable board committees, and whole board, meet at least annually with the employees responsible for risk management in the committees’ respective areas of oversight. Both the board of directors as a whole and the various standing committees receive periodic reports from the head of risk management, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the board of directors as quickly as possible.
MEETINGS OF THE BOARD OF DIRECTORS
The board of directors met six times in 2021. Each board member attended 75% or more of the aggregate number of meetings of the board of directors and of the committees on which he or she served, held during the portion of the last year for which he or she was a director or committee member.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS
The board of directors has three standing committees: an audit committee, a compensation committee and a nominating committee. The following table provides membership and meeting information for 2021 for each of the board of directors committees:
Name	Audit	Compensation	Nominating
Arthur “Abbie” Leibowitz, M.D., F.A.A.P.		X	X
Daniel S. Messina	X		X
Cindy Moon	X		X
Douglas Murphy-Chutorian, M.D.
Wayne T. Pan, M.D., Ph.D.	X	X
Total Meetings in 2021*	4	0	0

*
In lieu of meeting in 2021, the audit committee acted one time by written consent, the compensation committee acted one time by written consent, and the nominating committee acted one time by written consent.

Below is a description of each committee of the board of directors.
The board of directors has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.
Audit Committee
The audit committee of the board of directors was established by the board of directors in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the audit committee performs several functions. The audit committee appoints, determines funding for and oversees the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the company’s audit engagement team as required by law; review and approves or rejects transactions between the company and any related persons; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review the company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including a review of the company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed with the SEC in its annual and quarterly filings.
The audit committee is currently comprised of Dr. Pan, who serves as both member and Chairman, Mr. Messina, and Ms. Moon. The audit committee met four times in 2021 The board of directors has adopted a written audit committee charter that is available to stockholders on the Company’s website at http://ir.semlerscientific.com/corporate-governance.
The board of directors reviews the Nasdaq listing standards definition of independence for audit committee members on an annual basis and has determined that the current members of the audit committee, Dr. Pan, Mr. Messina, and Ms. Moon are independent.
The board of directors has determined that Mr. Messina is an audit committee financial expert as defined under SEC rules and has the requisite financial sophistication in accordance with Nasdaq listing standards.

Report of the Audit Committee of the Board of Directors
The audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2021 with management of the Company. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The audit committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee has recommended to the board of directors, and the board of directors approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 4, 2022.
/s/ Dr. Wayne T. Pan
/s/ Daniel S. Messina
/s/ Cindy H. Moon
The material in this report is not “soliciting material,” is not deemed “filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation Committee
The compensation committee is currently comprised of Drs. Leibowitz and Pan, each of whom is independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing standards). The compensation committee did not meet in 2021. The board of directors has adopted a written compensation committee charter that is available to stockholders on the Company’s website at http://ir.semlerscientific.com/corporate-governance. The nominating committee expects to identify suitable candidates for the board of directors, including an individual who can be appointed to fill the vacancy on the compensation committee.
The compensation committee of the board of directors acts on behalf of the board of directors to review, adopt and oversee the Company’s compensation strategy, policies, plans and programs, including:
•
establishment of corporate and individual performance objectives relevant to the compensation of the Company’s executive officers and evaluation of performance in light of these stated objectives;

•
review and approval of the compensation and other terms of employment or service, including severance and change-in-control arrangements, of the Company’s chief executive officer and the other executive officers;

•
review and recommendation to the board of directors for approval of the compensation of the Company’s directors; and

•
administration of the Company’s equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plan and programs.

Compensation Committee Processes and Procedures
Typically, the compensation committee meets as its members deem necessary or appropriate, but in no event less than annually. The agenda for each meeting is usually developed by the chair of the compensation committee, in consultation with the chief executive officer. The compensation committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in compensation committee meetings. The chief executive officer may not participate in, or be present during, any deliberations or determinations of the compensation committee regarding his compensation.

Under its charter, the compensation committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
The compensation committee did not engage a compensation consultant in 2021.
Nominating Committee
The nominating committee of the board of directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the board of directors), reviewing and evaluating incumbent directors, recommending to the board of directors for selection candidates for election to the board of directors and making recommendations to the board of directors regarding the membership of the committees of the board of directors, assessing the performance of the board of directors.
The nominating committee is currently comprised of Dr. Leibowitz, Ms. Moon, and Mr. Messina, all of whom are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The nominating committee did not meet in 2021. The board of directors has adopted a written nominating committee charter that is available to stockholders on the Company’s website at http://ir.semlerscientific.com/corporate-governance.
The nominating committee intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. The nominating committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the board of directors, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the nominating committee typically considers diversity, skills and such other factors as it deems appropriate, given the current needs of the board of directors and the Company, to maintain a balance of knowledge, experience and capability.
In the case of incumbent directors whose terms of office are set to expire, the nominating committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The committee also takes into account the results of any self-evaluation conducted by the board of directors. In the case of new director candidates, the nominating committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The nominating committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The nominating committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the board of directors. The nominating committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the board of directors.
The nominating committee will consider director candidates recommended by stockholders. The nominating committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the nominating committee to become nominees for election to the board of directors may do so by delivering a written recommendation to the Secretary of the Company at the following address: 2340-2348 Walsh Avenue, Suite 2344, Santa Clara, California 95051, not less than 90 and not more than 120 days prior to the anniversary date of the mailing of the Company’s proxy statement for the last annual meeting of stockholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of the Company’s stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Historically, the Company has not provided a formal process related to stockholder communications with the board of directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the board of directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. The Company believes its responsiveness to stockholder communications to the board of directors has been excellent.
CODE OF ETHICS
The Company has adopted a code of business conduct and ethics that applies to all officers, directors and employees. The Company’s code of business conduct and ethics is available on the Company’s website at http://ir.semlerscientific.com/corporate-governance. The Company’s code of business conduct and ethics is designed to meet the requirements of Item 406 of Regulation S-K. If the Company makes any substantive amendments to its code of business conduct and ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

PROPOSAL 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.
Accordingly, the board of directors is asking you to indicate your support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to Semler Scientific Inc.’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby approved.”
Because the vote is advisory, it is not binding on our board of directors, the compensation committee of the board of directors or us. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the board of directors and, accordingly, the board of directors and the compensation committee of the board of directors intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL 3
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of the board of directors has selected BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the annual meeting. BDO USA, LLP has audited the Company’s financial statements since 2013, covering the Company’s applicable reporting periods since 2009.
Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm. However, the audit committee of the board of directors is submitting the selection of BDO USA, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee of the board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee of the board of directors in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
A representative of BDO USA, LLP is expected to be present telephonically at the annual meeting and will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.
The affirmative vote of the holders of a majority of the shares present via live webcast or represented by proxy and entitled to vote on the matter at the annual meeting will be required to ratify the selection of BDO USA, LLP.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table presents fees for professional audit services rendered by BDO USA, LLP for the audit of the Company’s consolidated financial statements for the years ended December 31, 2021 and 2020. In addition to retaining BDO USA, LLP to conduct an audit of the financial statements, the Company engages the firm from time to time to perform other services. The following table sets forth all fees incurred in connection with professional services rendered to us by BDO USA, LLP during each of the last two fiscal years.
	Year Ended December 31,
	2021	2020
Audit Fees	$350,700	$328,700
Tax Fees	0	28,150
Total Fees	$350,700	$356,850
Audit Fees.   This category consists of the annual audit of our financial statements, the interim reviews of the quarterly financial statements, and services performed in conjunction with our registration statements.
Tax Fees.   This category consists of services related to sales and use tax in 2020.
PRE-APPROVAL POLICIES AND PROCEDURES.
The Company’s audit committee charter provides that the audit committee will approve the fees and other significant compensation to be paid to our independent auditors, and pre-approve all audit services and all non-audit services of independent auditors permitted under applicable law. The charter also provides that the audit committee may establish other pre-approval policies and procedures for the engagement of independent auditors to render services to us, including without limitation policies that would allow the delegation of pre-approval authority to one or more members of the audit committee, provided that any pre-approval decision is reported to the audit committee at its next scheduled meeting. The audit committee has approved all audit and audit-related work covered by the audit fees, tax fees and all other fees.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF BDO USA LLP
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of the company’s common stock as of September 2, 2022 by: (i) each current director, including the nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all current executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than 5% of its common stock.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock and is based on 6,800,575 shares of common stock issued and outstanding as of September 2, 2022. Shares of our common stock subject to options or warrants that are currently exercisable or exercisable within 60 days after September 2, 2022 are considered outstanding and beneficially owned by the person holding the options or warrants for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in the following table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Information with respect to beneficial ownership by 5% stockholders has been based on information filed with the SEC pursuant to Section 13(d) or Section 13(g) of the Exchange Act, as well as Company records. Except as otherwise set forth in the footnotes to the following table, the address of each beneficial owner is c/o Semler Scientific, Inc., 2340‑2348 Walsh Avenue, Suite 2344, Santa Clara, California 95051.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
William H.C. Chang(1)	1,115,705	16.4%
Park West Asset Management, LLC(2)	460,500	6.8%
Eric Semler	568,221	8.4%
Executive Officers and Directors:
Daniel E. Conger	—	—
Dr. Arthur N. Leibowitz(3)	52,429	*
Cindy H. Moon(4)	6,846	*
Daniel S. Messina(5)	8,807	*
Dr. Douglas Murphy-Chutorian(6)	861,446	11.3%
Dr. Wayne T. Pan	45,118	*
Andrew B. Weinstein(7)	30,000	*
All directors and officers as a group (8 persons)	1,004,646	13.0%

*
Less than one percent.

(1)
Includes (a) 283,989 shares of our common stock held by the Chang Family Trust U/A DTD 10/23/2006, or the Chang Family Trust, for which Mr. and Mrs. Chang are co-trustees and share voting and investment control, (b) 295,104 shares of our common stock held in six separate grantor retained annuity trusts, or GRATs, for which Mr. Chang acts as sole trustee and has voting and investment control, (c) 295,104 shares of our common stock held in six separate GRATs for which Mrs. Chang acts as sole trustee and has voting and investment control and (d) 241,508 shares of our common stock held by Chang 2020 GP LLC, for which Mr. and Mrs. Chang are the sole managers and share voting and investment control. The address for the Chang Family Trust, Chang 2020 GP, LLC, Mr. Chang and Mrs. Chang is 520 El Camino Real, 9th Floor, San Mateo, CA 94402.

(2)
Includes (a) 418,994 shares of our common stock held by Park West Investors Master Fund, Limited, a Cayman Islands exempted company, or PWIMF, and (b) 41,506 shares of our common stock held by Park West Partners International, Limited, a Cayman Islands exempted company, or PWPI, and, collectively with PWIMF, the PW Funds. Park West Asset Management LLC, a Delaware limited liability company, or PWAM, is the investment manager to the PW Funds, and Peter S. Park is the sole member and manager of PWAM. PWAM and Mr. Park may be deemed to beneficially own the 460,500 shares of our common stock held in the aggregate by the PW Funds. The address of the PW Funds, PWAM and Mr. Park is 900 Larkspur Landing Circle, Suite 165, Larkspur, California 94939.
(3)
Includes vested options to purchase 50,000 shares of our common stock.

(4)
Includes (a) 1,846 shares of our common stock held in a joint account over which control is shared with Ms. Moon’s spouse and (b) vested options to purchase 5,000 shares of our common stock held directly by Ms. Moon.

(5)
Includes vested options to purchase 5,000 shares of our common stock.

(6)
Includes (a) 23,571 shares of our common stock, (b) vested options to purchase an aggregate of 761,000 shares of our common stock, and (c) warrants to purchase an aggregate of 76,875 shares of our common stock. Options are held directly by Dr. Murphy-Chutorian. Other securities are held in a family trust over which Dr. Murphy-Chutorian is co-Trustee with his spouse, and with whom he shares voting and investment power over such securities.

(7)
Represents vested options to acquire 30,000 shares of our common stock.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2021, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were in compliance, other than two late Form 4 filings by Douglas Murphy-Chutorian, in each case reporting a 10b5-1 plan sales transaction.

EXECUTIVE OFFICERS OF THE COMPANY
The following table sets forth information concerning our executive officers, including their ages as of September 2, 2022. Biographical information for our chief executive officer and Class III director, Dr. Murphy-Chutorian, is included in Proposal 1.
Name	Age	Position(s)
Douglas Murphy-Chutorian, M.D.	68	chief executive officer and director
Andrew B. Weinstein	58	senior vice president, finance and accounting
Daniel E. Conger	45	vice president of finance
Andrew B. Weinstein — Mr. Weinstein has served as our senior vice president, finance and accounting since October 2018. He previously served as the vice president of accounting since joining our company in March 2017. From May 2006 until joining our company, Mr. Weinstein served as vice president, controller and member of senior management at Health Advocate, Inc., a health advocacy and assistance company that provides support and helps consumers navigate the healthcare system. During his tenure at Health Advocate, Mr. Weinstein was responsible for all accounting, finance, payroll, benefits and financial reporting activities of the company and its four subsidiaries, leading a team of eighteen people. He also served as a director of two of Health Advocate’s subsidiaries. Prior to joining Health Advocate, Mr. Weinstein was Chief Financial Officer and General Manager for Service Plus Distributors, Inc. (SPD) and SPD Division, a Barnes Group. Previously, he was a forensic accountant and economic analyst for Barach & Company and Supervising Senior Accountant at KPMG. Mr. Weinstein received a B.S. in Accounting from Pennsylvania State University and is a Certified Public Accountant (Pennsylvania).
Daniel E. Conger — Mr. Daniel E. Conger has served as our vice president of finance since October 2010. From September 2008 until joining our company, Mr. Conger worked at Bacchus Vascular and its acquirer Covidien, Inc., a medical device, supplies and pharmaceuticals company, where he was the plant controller for the San Jose plant. At Covidien, Mr. Conger was responsible for creation of a $130 million annual budget, leading a team of six people. He had responsibility for preparation of monthly and quarterly financial statements, and presented quarterly results to executive management of the global business unit. Mr. Conger has been working in the medical device, start-up and biotechnology industries since 2006, and has experience designing internal control systems, implementing such systems, and running finance in a business centered manner. He received his B.S. in Business Administration from Humboldt State University in May 2001 and an MBA-Accounting Option from California State University East Bay in June 2010.

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
The following table sets forth the information as to compensation paid to or earned by our (i) principal executive officer and (ii) the two most highly compensated executive officers other than our principal executive officer who were serving as executive officers as of December 31, 2021. These individuals are referred to as our named executive officers, and were our only executive officers during the year ended December 31, 2021. As none of our named executive officers received any stock awards, option awards or nonqualified deferred compensation earnings during the years ended December 31, 2021 and 2020, we have omitted those columns from the table.
SUMMARY COMPENSATION TABLE FOR FISCAL 2021
Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Douglas Murphy-Chutorian, M.D.	2021	$400,000	$0	$400,000	$71,395	$871,395
director and chief executive officer	2020	$400,000	$0	$300,000	$21,982	$721,982
Andrew B. Weinstein senior vice president, finance and accounting	2021	$322,500	$66,000	$0	$46,201	$434,701
	2020	$294,792	$60,000	$0	$31,545	$386,337
Daniel E. Conger,	2021	$210,000	$44,500	$0	$44,328	$298,828
vice president, finance	2020	$210,000	$42,000	$0	$31,545	$283,545

(1)
For Mr. Weinstein, reflects his salary increase effective March 15, 2021.

(2)
For Mr. Conger, 2021 includes an additional $2,500 spot bonus.

(3)
The amounts represent performance-based cash incentives earned by Dr. Murphy-Chutorian based on the achievement of certain company goals and his target incentive compensation amount. Incentive compensation awards are paid annually, based on the achievement of the objectives set by the compensation committee of our board of directors at the beginning of the fiscal year.

(4)
Represents payment of health insurance premiums pursuant to the terms of employment agreements.

Named Executive Officer Compensation Arrangements
We enter into individually negotiated compensation arrangements with each of our named executive officers. Our named executive officers may receive salary, bonus and other benefits, such as the payment of health insurance premiums or other individually negotiated health benefits pursuant to the terms of their negotiated compensation package. We may also grant our named executive officers awards under our equity incentive plans.
Douglas Murphy-Chutorian, M.D.
At the time he joined our company as a director, and subsequently as our chief executive officer, Dr. Murphy-Chutorian did not have a formal employment agreement with our company. We engaged Dr. Murphy-Chutorian as an independent contractor, and he received sales commissions, and then later, a monthly stipend of $16,000, in addition to such sales commissions. In September 2012, Dr. Murphy-Chutorian became a director and, effective October 31, 2012, our chief executive officer. On November 11, 2013, we entered into an at-will employment agreement with Dr. Murphy-Chutorian. Under the terms of this agreement, Dr. Murphy-Chutorian can be terminated at any time and his job titles, salaries and benefits may be modified from time to time as we deem necessary.
In 2021, Dr. Murphy-Chutorian’s base salary was $400,000, with target incentive equal to 100% of base salary with up to $100,000 achievable per fiscal quarter. Effective, January 1, 2022, Dr. Murphy-Chutorian’s base salary is $450,000, with target incentive equal to 89% of base salary, with up to $100,000 achievable per fiscal quarter.

Andrew B. Weinstein
On March 14, 2017, we entered into an at-will employment agreement with Mr. Weinstein, our senior vice president, finance and accounting. Under the terms of the agreement, Mr. Weinstein can be terminated at any time and his job titles, salaries and benefits may be modified from time to time as we deem necessary. At the start of 2020, Mr. Weinstein’s base salary was $275,000, with a discretionary bonus equal to 20% of base salary. Effective March 15, 2021, Mr. Weinstein’s base salary was increased to $330,000 (from $300,000), with a discretionary bonus of $66,000 (increased from $60,000). Effective March 15, 2022, Mr. Weinstein’s base salary was increased to $360,000 with a discretionary bonus of $72,000.
Daniel E. Conger
On October 18, 2010, we entered into an at-will employment agreement with Mr. Conger, our vice president of finance. Under the terms of the agreement, Mr. Conger can be terminated at any time and his job titles, salaries and benefits may be modified from time to time as we deem necessary. In 2021, Mr. Conger’s base salary was $210,000, with a discretionary bonus of $42,000. Effective January 1, 2022, Mr. Conger’s base salary is $216,500, with a discretionary bonus of $43,300.
OUTSTANDING EQUITY AWARDS AT FISCAL 2021 YEAR END.
The following table provides information about the number of outstanding equity awards held by our named executive officers at December 31, 2021. We have omitted certain columns from the table as we do not have any outstanding stock awards.
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Douglas Murphy-Chutorian(1)	85,000	0	$2.10	11/08/2024
Douglas Murphy-Chutorian(1)	75,000	0	$1.96	12/31/2024
Douglas Murphy-Chutorian(1)	180,000	0	$3.44	07/20/2025
Douglas Murphy-Chutorian(1)	60,000	0	$2.56	12/31/2025
Douglas Murphy-Chutorian(1)	125,000	0	$2.23	02/17/2026
Douglas Murphy-Chutorian(1)	125,000	0	$1.72	01/19/2027
Douglas Murphy-Chutorian(1)	125,000	0	$8.00	12/31/2027
Andrew B. Weinstein(1)	30,000	0	$3.15	03/14/2027

(1)
All the above options are fully vested.

DIRECTOR COMPENSATION
The following table shows the compensation earned in the year ended December 31, 2021 by our non-employee directors. Our non-employee directors received cash director fees and stock awards in 2021, so we have omitted certain columns from the table. The compensation information for Dr. Murphy-Chutorian, our chief executive officer and a Class III director, is set forth in “— Summary Compensation Table.” Dr. Murphy-Chutorian does not receive additional compensation for his services as a director.

DIRECTOR COMPENSATION FOR 2021
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Arthur “Abbie” Leibowitz, M.D., F.A.A.P.	$67,500	$100,000	$167,500
Wayne T. Pan, M.D., Ph.D.	$75,000	$100,000	$175,000
Daniel S. Messina	$59,250	$100,000	$159,250
Cindy H. Moon	$59,250	$100,000	$159,250

(1)
Consists of the annual retainer fee for service as a non-employee member of the board of directors or any board committee. For further information concerning such fees, see the section below entitled “— Non-Employee Director Compensation Policy.”

(2)
Represents the grant date fair value of the awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation, or ASC 718.

Non-Employee Director Compensation Policy
Under our non-employee director compensation program, all non-employee directors are entitled to receive an annual $45,000 cash retainer for service as a board member ($82,500 for non-employee chairman of the board, if any) and an annual cash retainer for each committee on which they serve as a member as follows:
•
$22,500 per year for service as chairman of the audit committee or $11,250 per year for service as a member of the audit committee;

•
$15,000 per year for service as chairman of the compensation committee or $7,500 per year for service as a member of the compensation committee;

•
$7,500 per year for service as chairman of the nominating committee or $3,000 per year for service as a member of the nominating committee.

Cash payments to non-employee directors are paid quarterly and pro-rated for directors who join the board or a board committee mid-year.
In January 2021, we provided equity compensation to each of our non-employee directors for service on our board consisting of 1,089 shares of our common stock, which awards were granted under the 2014 Stock Incentive Plan, or the 2014 Plan. The number of shares of common stock awarded was determined based on $100,000 divided by the closing price on the grant date and such stock awards were fully vested on the grant date. In January 2022, we granted common stock to each of our non-employee directors for service on our board consisting of 1,340 shares, which awards were granted under the 2014 Plan. The number of shares of common stock awarded was determined based on $100,000 divided by the closing price on the grant date and such stock awards were fully vested on the grant date.
We also granted Daniel Messina common stock awards in April and July of 2022 consisting of an aggregate 3,807 shares for investor relations and consultation services performed for the Company, which awards were granted under the 2014 Plan. The number of shares of common stock awarded was determined based on $25,000 divided by the closing price on each such grant date and such stock awards were fully vested on the grant date.
Compensation-Related Risk
Our board of directors is responsible for the oversight of our risk profile, including compensation-related risks. Our compensation committee monitors our compensation policies and practices as applied to our employees to ensure that these policies and practices do not encourage excessive and unnecessary risk-taking. Our management, together with the compensation committee, reviews of our compensation programs, including our executive compensation program, to determine if such programs create risks that are likely to have a material adverse effect on our company. Based on this review, our board of directors believes that the level of risk associated with our compensation programs is not reasonably likely to have a material adverse effect on our company.

TRANSACTIONS WITH RELATED PERSONS
RELATED-PERSON TRANSACTIONS POLICY AND PROCEDURES
Our board of directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 (or if we are a “smaller reporting company” at such time, the lesser of (x) $120,000 or (y) 1% of our average total assets at year-end for the last two completed fiscal years) and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.
CERTAIN RELATED-PERSON TRANSACTIONS
The following includes a summary of transactions since January 1, 2020 to which we have been a party in which the amount involved exceeded or will exceed the lesser of (x) $120,000 or (y) 1% of our average total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.
Private Company Equity Transfer
In December 2020, we transferred and sold the shares of preferred stock of a private company along with the warrants to purchase common stock we had acquired from such company in October 2020, to Eric Semler, one of our significant stockholders, for a cash purchase price of $1.9 million. We had acquired the shares of preferred stock in November 2020 upon conversion of the $1.5 million convertible promissory note we acquired from such private company in October 2020.
Employment of Immediate Family Members
We currently employ the brother-in-law and sister-in-law of Daniel E. Conger, our vice president, finance, and since January 1, 2020, we have paid such individuals an aggregate of $426,780 in salary and bonus payments.
Indemnity Agreements
The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Bylaws.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Company stockholders will be “householding” the Company’s proxy materials. A single set of annual meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual meeting materials, please notify your broker or the Company. Direct your written request to Semler Scientific, Inc., Corporate Secretary, 2340-2348 Walsh Avenue, Suite 2344, Santa Clara, California 95051 or contact Douglas Murphy-Chutorian at 1-877-774-4211. Stockholders who currently receive multiple copies of the annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
The board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
September 9, 2022	By Order of the Board of Directors
/s/ Douglas Murphy-Chutorian Douglas Murphy-Chutorian, M.D. Corporate Secretary

SEMLER SCIENTIFIC, INC.Annual Meeting of StockholdersOctober 20, 2022 at 9:00 AM PDTThis Proxy is solicited on behalf of the Board of Directors of Semler Scientific, Inc.The undersigned hereby appoints Douglas Murphy-Chutorian, M.D. and Andrew Weinstein, or either of them,as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and tovote, as designated on the reverse side of this ballot, all of the shares of common stock of Semler Scientific,Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Semler Scientific, Inc.(the “Annual Meeting”) to be held at 9:00 AM PDT on October 20, 2022 and any adjournment or postponementthereof. The Annual Meeting will be held virtually. In order to attend the Annual Meeting, you must registerat http://www.viewproxy.com/Semler/2022/htype.asp by 11:59 PM EDT on October 17, 2022. On the day ofthe Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clickingon the link provided and the password you received via email in your registration confirmations. For furtherinstructions on how to attend and vote at the Annual Meeting of Stockholders, please see “How can I attendthe Annual Meeting” in the Questions and Answers about the Annual Meeting section of the Proxy Statement.This proxy will be voted as directed or, if no direction is given, will be voted “FOR” the nomineelisted in Proposal 1, and “FOR” Proposal 2 and Proposal 3. The proxies are authorized to vote in theirdiscretion upon such other business not known as may properly come before the Annual Meeting orany postponements or adjournments thereof.CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and 2021 Annual Report are available athttp://www.viewproxy.com/Semler/2022

Please mark your votes like this ☒ THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEE LISTED IN PROPOSAL 1, and “FOR” PROPOSALS 2 AND 3. Proposal 1 – To elect the following nominee to Class l of the Company’s board of directors: 01 Wayne T. Pan, M.D., Ph.D. FOR WITHHOLD Proposal 2 – Approve, on an advisory basis, the compensation of the Company’s namedexecutive officers as disclosed in the proxy statement. ☐ FOR ☐ AGAINST ☐ ABSTAIN Proposal 3 – To ratify the selection by the Audit Committee of the board ofdirectors of BDO USA, LLP as the independent registered public accounting firmof the Company for its year ending December 31, 2022.☐ FOR ☐ AGAINST ☐ ABSTAIN Date: __________________________________________________________SignatureSignature (if held jointly)NOTE: This proxy should be marked, dated and signed by each stockholder exactly as suchstockholder’s name appears hereon, and returned promptly in the enclosed envelope. Whenshares are held jointly, each holder should sign. When signing as an executor, administrator,attorney, trustee or guardian please give full title as such. If the signatory is a corporation,please sign full corporate name by duly authorized officer, giving full title as such. If thesignatory is a partnership, please sign in the partnership name by authorized person.
☐ Change of Address — Please print new address below VIRTUAL CONTROL NUMBER FOLD AND DETACH HERE AND READ THE REVERSE SIDE VIRTUAL CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone INTERNETVote Your Proxy on the Internet:Go to www.aalvote.com/SMLRHave your proxy card availablewhen you access the abovewebsite.Follow the prompts tovote your shares. TELEPHONEVote Your Proxy by Phone:Call 1 (866) 804-9616Use any touch-tone telephone tovote your proxy. Have your proxycard available when you call.Follow the voting instructions tovote your shares. MAILVote Your Proxy by Mail:Mark, sign, and date your proxycard, then detach it, and returnit in the postage-paid envelopeprovided.